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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  July 1, 2005

                        CASH AMERICA INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          Texas                      1-9733                    75-2018239
 (State of incorporation)     (Commission File No.)          (IRS Employer
                                                           Identification No.)


                              1600 West 7th Street
                             Fort Worth, Texas 76102
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

     On July 1, 2005, Cash America International, Inc. issued a press release announcing that it has introduced new credit services available to customers in Texas and selected states. A copy of the Company's press release announcing the new credit services and management's plans to re-institute earnings guidance following its regularly scheduled release of second quarter financial results is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

     The Company previously announced that it anticipated changes to its operations as a result of revised examination guidelines issued by the FDIC in March of this year. The revised guidelines limit the offering of short-term cash advances by FDIC-regulated banks. Two of those FDIC-regulated banks offer cash advances through many of Cash America's stores. The Company will continue to market short-term cash advances on behalf of these banks and will now offer credit services to customers if the cash advance product offered by the banks is not available to them. Credit services will be immediately available in lending locations in Texas, Michigan and Florida. Lending locations in California that currently offer cash advances on behalf of banks will migrate to direct underwriting by the Company under state law. In the remaining two states in which the Company offers cash advances on behalf of the banks, North Carolina and Georgia, the Company will continue to market the banks' cash advance product and may introduce other alternative financial products offered by the banks in the future.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits - The following exhibit is furnished pursuant to the disclosures included under Item 8.01 of this report on Form 8-K.

     99.1 Copy of press release dated July 1, 2005, issued by Cash America International, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CASH AMERICA INTERNATIONAL, INC.


Date: July 1, 2005                       By:  /s/ J. Curtis Linscott
                                              ----------------------------------
                                              J. Curtis Linscott, Vice President
                                              General Counsel and Secretary



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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Press release dated July 1, 2005, issued by Cash America
                 International, Inc.



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